SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2002

UDATE.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-32497	33-0835561

(Commission File Number)	(I.R.S. Employer Identification No.)

NEW ENTERPRISE HOUSE, ST. HELENS STREET, DERBY, ENGLAND	DE1 3GY

(Address of Principal Executive Offices)	(Zip Code)

+44 (0) 1332 268700

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Press Release

Item 5.  Other Events

     On October 25, 2002, uDate.com, Inc. announced its preliminary financial results for the three and nine months ended September 30, 2002 and certain other information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 25, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC.

Date: October 31, 2002	By:	/s/ Michael Brocklesby Michael Brocklesby Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 25, 2002.

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